AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON March 17, 2011

REGISTRATION NOS. 333 -122901
811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 135	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
AMENDMENT NO. 140		☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

 It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _______________, pursuant to paragraph (b) of Rule 485; or
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on ______________, pursuant to paragraph (a)(1) of Rule 485; or
☒75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on  __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ZACKS FUNDS

Zacks Small-Cap Core Fund
(____X)

PROSPECTUS
_______________, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Zacks Small-Cap Core Fund
a series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4
MANAGEMENT OF THE FUND	6
PURCHASE OF SHARES	7
REDEMPTION OF SHARES	9
FREQUENT PURCHASES AND REDEMPTIONS	11
SHAREHOLDER SERVICES AND POLICIES	12
DIVIDENDS AND DISTRIBUTIONS	12
FEDERAL INCOME TAX CONSEQUENCES	12
FINANCIAL HIGHLIGHTS	13
FOR MORE INFORMATION	15

SUMMARY SECTION

Investment Objective
The Zacks Small-Cap Core Fund's investment objective is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Management fees	0.90%
Distribution and/or service (12b-1) fees	0.25%
Other expenses1	0.71%
Acquired fund fees and expenses1	0.01%
Total annual fund operating expenses	1.87%
Expense waiver and reimbursements2	(0.47%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements 2	1.40%

1	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year.
2
The Fund’s advisor has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to1.39%. This agreement will remain in effect until ____________, 20__ but may be terminated by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

1

SUMMARY SECTION

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$142	$541

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies
The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria.  The Fund’s advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market.  From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio managers select small-cap stocks with attractive risk/return characteristics based on qualitative criteria.  Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund considers small capitalization companies to be those companies with market capitalizations below the capitalizations of the largest 1,000 companies in the U.S. equity universe (currently, companies with market capitalizations of $____ or less).  The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Fund’s advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. Sector and style allocations generally result from a hybrid research process.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American depository receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

2

SUMMARY SECTION

Principal Investment Risks
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Companies Risk. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Zacks Investment Management, Inc. (the “Advisor”)

Portfolio Managers

Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been the portfolio managers of the Fund since its inception on _________ 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund Shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

3

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective
The Zacks Small-Cap Core Fund's primary investment objective is capital appreciation. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies
The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria.  The Advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market. From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio managers select small-cap stocks with strong potential for capital appreciation using traditional "bottom-up" valuation metrics.  Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers.  The Fund considers small capitalization companies to be those companies with market capitalizations below the capitalizations of the largest 1,000 companies in the U.S. equity universe (currently, companies with market capitalizations of $____ or less).  The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Fund’s advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Philosophy.
Zacks Investment Management’s overall investment philosophy is to use quantitative methodologies combined with qualitative analysis to generate attractive risk-adjusted returns. The Advisor’s investment strategies emphasize insights from a disciplined research process that focuses on identifying investment anomalies. The Advisor’s security selection models are based on proprietary research and must incorporate solid economic principles as well as produce empirical results.  The Advisor combines alpha generation models with risk-management systems as well as extensive qualitative oversight to seek to generate consistent risk-adjusted returns. The Advisor believes a systematic disciplined process, implemented through a full market cycle, is paramount in generating alpha over time.

Decision Process and Stock Selection. The Advisor's decision process is based on the portfolio managers' evaluation of a wide range of fundamental factors and proprietary quantitative models, to determine whether a company's stock should be purchased for or sold from the Fund’s portfolio.

The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments) during times in which investment risks in the equity markets appear substantial in the opinion of the Advisor. The Fund may not achieve its investment objectives when invested for temporary defensive purposes.

Principal Investment Risks
Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.  Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

4

Small-Cap Companies Risk. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term. Dividends on an issuer’s common stock are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.  Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Additional Risk Considerations
In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Fund’s Statement of Additional Information (“SAI”).

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

5

MANAGEMENT OF THE FUND

The Advisor
Zacks Investment Management, Inc., is an Illinois corporation formed in 1991 which maintains its principal offices at 100 N. Riverside Plaza, Suite 2200, Chicago, IL 60606 and acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Advisor is a wholly-owned subsidiary of Zacks Investment Research, Inc., an entity controlled by Leonard H. Zacks and Benjamin L. Zacks.  Leonard H. Zacks and Benjamin L. Zacks are the directors of the Advisor.  The Advisor is a registered investment advisor and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $___ billion in assets as of ____________, 2011.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.90% of the Fund's average daily net assets.

The Advisor has contractually agreed to waive a portion of its advisory fee and to absorb operating expenses to the extent necessary to cap the Fund’s total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) at 1.39% of the Fund’s average daily net assets.  Because of this agreement, the Fund may pay the Advisor less than the contractual advisory fee.  This agreement will remain in effect until March 31, 2012.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses and the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Approval of Advisory Agreement
A discussion of factors the Board of Trustees considered in approving the Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending May 31, 2011.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager at the Advisor, serves as portfolio co-manager and provides a qualitative, fundamental overview of securities selected through the quantitative process.  Mr. Zacks co-founded the Advisor in 1991 and has served in his current position since that time.  He has served as a portfolio co-manager of the Zacks Market Neutral Fund since July of 2008 and the Zacks Multi-Cap Opportunities Fund since December of 2005.  Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager at the Advisor, serves as portfolio co-manager and oversees the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999.  He has served as a portfolio co-manager of the Zacks Market Neutral Fund since July of 2008 and the Zacks Multi-Cap Opportunities Fund since December of 2005.  Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Fund.

6

 PURCHASE OF SHARES

Pricing Fund Shares
The offering price of the Fund's shares is based upon the net asset value per share (“NAV”).  The NAV is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Fund values securities for which market quotations are not readily available, including restricted securities, by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the affected Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales and redemptions of its shares.

The Fund calculates its NAV, and therefore effect sales and redemptions of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed, as described below. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

How To Buy Shares
The shares of the Fund are offered on a continuous basis through Grand Distribution Services, LLC (the "Distributor"), as principal underwriter, located at 803 West Michigan Street, Milwaukee, WI 53233-2301.  Shares may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

The Advisor may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under the Fund’s distribution and services plan, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Advisor access to the financial institution’s sales force; granting the Advisor access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

7

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund’s transfer agent (the “Transfer Agent”).

The minimum investment amount when establishing a regular account with the Fund is $2,500. The minimum for establishing a retirement account or a UGMA/UTMA account without an automatic investment plan is $1,000. To open an account with an automatic investment plan, the minimum is $500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new regular account, $1,000 for a retirement account or a UGMA/UTMA account without an automatic investment plan, $500 for an automatic investment plan and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the Transfer Agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at the relevant NAV the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.  Investment minimums do not apply to purchases made through asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals.

The Fund reserves the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if it is believed that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Trust’s sole discretion, they are deemed to be in the Fund’s best interest, or when the Trust is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund may result in the Trust rejecting or limiting, in the Trust’s discretion, additional purchases. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions.  The Trust also reserves the right to suspend the sale of the Fund’s shares in response to conditions in the securities markets or for other reasons.

All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Please call (888) 453-4003 for wire instructions.

The Transfer Agent will charge a fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Transfer Agent currently charges $15.00 for each redemption from an IRA account and $15.00 for each payment by wire.  A $15.00 fee is charged for redemption proceeds sent via overnight delivery, unless it is for Saturday delivery, in which case the fee is $20.00.  There is also a $15.00 annual maintenance fee charged on retirement accounts.

A Medallion signature guarantee must be obtained in those instances that require that a signature is guaranteed.

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund reserves the right to close your account if this information is not provided. If the Fund does not have a reasonable belief of the identity of a customer, the account will be closed or will not be allowed to perform a transaction until such information is received. The Fund also reserves the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

8

Distribution and Services Plan
The Fund has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.  These distribution and service fees are paid to broker-dealers, financial advisors, or other persons, including the Advisor and the Distributor, for distribution or service activities.  Under the Plan, a service fee at an annual rate of up to 0.25% of average daily net assets is deducted from the assets of the Fund.

Additional Share Purchase Programs

Purchases by Telephone. Investors may purchase additional shares by calling (888) 453-4003.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Exchange Privilege. Shareholders may exchange shares of the Fund into shares of Zacks Multi-Cap Opportunities Fund and the Zacks Market Neutral Fund, which are offered in a separate prospectus.  Please contact the Fund at (888) 453-4003 to receive the prospectus for those Funds.  The minimum amounts for exchanges are $2,500 for a regular new account and $100 for existing accounts.  The minimum for a retirement account or a UGMA/UTMA account without an automatic investment plan is $1,000.  To open an account with an automatic investment plan, the minimum is $500.

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

REDEMPTION OF SHARES

Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the Transfer Agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the Transfer Agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

If you hold shares of the Fund in an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding.

You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund (including exchanges) within 30 days of purchase.  There will be no redemption fee on the redemption of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

The redemption fee will not be charged in connection with the following exchange or redemption transactions:

•	transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

•	transactions involving hardship of any registered shareholder;

•	systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

•	transactions involving shares purchased through the reinvestment of dividends or other distributions;

9

•
transactions initiated by the Fund or a co-administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

•	transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

•
redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

•	redemptions representing the return of excess contributions in retirement accounts.

The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Transfer Agent, P.O. Box 2175, Milwaukee, Wisconsin 53201-2301. For overnight delivery please use the Transfer Agent’s street address: 803 West Michigan Street, Milwaukee, Wisconsin 53233-2301. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address or a previously designated bank and account, or if the record address has changed within the previous 15 calendar days, a shareholder must obtain a Medallion signature guarantee which may be obtained from one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary.  Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request.  Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the Transfer Agent. In addition, a $15 fee will be charged for each redemption from a retirement account.  Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to the Transfer Agent, the redemption price is the relevant NAV next determined after the request in proper form is received by the Transfer Agent.

Additionally, although not specifically related to redemptions, the Transfer Agent will also require a Medallion signature guarantee in the following situations:

•	If ownership is changed on the account; or

•	When establishing or modifying certain services on an account.

Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the NAV next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Transfer Agent by the time designated by the Transfer Agent. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below.  A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Transfer Agent at (888) 453-4003 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling the Transfer Agent at (888) 453-4003.  The Transfer Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine.  If reasonable procedures are employed, then the Transfer Agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

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For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by ACH and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their pre-designated bank account for this account.  This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption.  The Transfer Agent's charge for each wire is currently $15. There is no charge to have proceeds paid via ACH and credit will generally be available in 2-3 business days. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges. Once a telephone transaction is placed, it cannot be cancelled or modified.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund’s NAV and result in dilution to long-term shareholders.  Small cap securities may present greater arbitrage opportunities for short-term trades.

In an effort to protect long-term shareholders, the Trust’s Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

•
The Trust reserves the right to reject or restrict any purchase or exchange order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

•	The Trust reserves the right to modify, limit or terminate the exchange privilege for any investor.

•	The Trust reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

•	To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

The Trust has delegated responsibility for implementing these policies and procedures to the Advisor. In making the determination to exercise these rights on behalf of the Trust, the Advisor may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "round trips." The Advisor seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund.  Although the Fund notifies intermediaries of and request that they enforce these policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce these policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues.

Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that these policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

These policies and procedures may be amended at any time.

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SHAREHOLDER SERVICES AND POLICIES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Dividend Reinvestment Plan
A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund.  Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares. This instruction may be made by writing to the Transfer Agent or by telephone by calling (888) 453-4003. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Automatic Investment Plan
An automatic investment plan (“AIP”) is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the AIP is $50 per month. Additional information is available from the Transfer Agent or your authorized dealer.

Fund Information
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gains distributions annually. The Fund expects that dividends and distributions paid on shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) net tax-exempt interest (i.e., the excess of income exempt from federal income taxation over certain disallowed deductions), and (iii) net capital gain (i.e., net long-term capital gains in excess of any net short-term capital loss for such year and any capital loss carryforwards from prior taxable years).  The Fund may make other distributions as needed.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the distribution which, in the Fund’s good faith judgment, constitutes net capital gains, short-term capital gain, investment company taxable income, net tax-exempt interest or a return of capital. The actual character of such distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income, net tax-exempt interest and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by the Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

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You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2012.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

FINANCIAL HIGHLIGHTS

As the Fund has not commenced operations as of the date of this Prospectus, no financial information is available.

13

Advisor
Zacks Investment Management, Inc.
100 N. Riverside Plaza, Suite 2200
Chicago, Illinois 60606

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
_____________
____________
______________

Custodian
UMB Bank,  n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

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Zacks Small-Cap Core Fund
a series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund’s website at www.ZacksWMG.com/fund.  You can obtain a free copy of the SAI or the Fund’s annual and semi-annual report, request other information, or make general inquiries about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at (888) 453-4003 or by writing to:

Zacks Funds
803 West Michigan Street
Milwaukee, WI 53233-2301

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

 (The Trust’s SEC Investment Company Act file number is 811- 21719.)

15

Statement of Additional Information
_________, 2011

Zacks Small-Cap Core Fund
(__________X)
A series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated _________, 2011, as it may be amended from time to time (the “Prospectus”), of the Zacks Small-Cap Core Fund (the “Fund”), a series of the Investment Managers Series Trust (the “Trust”).  In addition, the Trust offers the Zacks Market Neutral Fund and the Zacks Multi-Cap Opportunities Fund in a separate prospectus and statement of additional information dated ___________, 2011.  Zacks Investment Management, Inc. (“ZIM” or the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or the telephone numbers below:

Zacks Funds
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-453-4003
www.ZacksWMG.com/fund

Table of Contents

General Information	2
Principal Investment Strategies And Risks	3
Investment Restrictions	13
Management Of The Fund	14
Control Persons, Principal Shareholders, And Management Ownership	19
Investment Advisory Agreement	19
Distribution And Shareholder Services	22
Portfolio Transactions And Brokerage Allocation	23
Shareholder Services	24
Redemption Of Shares	25
Federal Income Tax Matters	26
Fund Performance	30
Other Information	31
Determination Of Net Asset Value	32
Appendix A - Ratings	34
Appendix B – Proxy Voting Policy	40

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GENERAL INFORMATION

The Trust (formerly, the Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The principal offices of the Trust are located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. The Fund is a diversified mutual fund.

Zacks Investment Management, Inc. serves as the Fund’s investment advisor. The principal offices of the Advisor are located at 100 N. Riverside Plaza, Ste. 2200, Chicago, Illinois 60606.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series, and indemnifies shareholders against any such liability.

The Fund currently offers one class of shares.  Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and shareholder service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares of each series then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund’s net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and shareholder service fees.

The Board of Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Board of Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the affected shares outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Board of Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on one or more of the Trustees without approval from each affected shareholder or Trustee, as the case may be.

Statements contained in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI forms a part, each such statement being qualified in all respects by such reference.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor, as applicable, in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, as applicable, may in its discretion at any time employ such practice, technique or instrument for the Fund.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  These market conditions may continue or get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Additional Information Regarding the Fund’s Investments

Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities.  Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility than returns from those investments.

The Fund will invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

The Fund may also invest in stocks of companies with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund in certain circumstances may be required to report income for federal income tax purposes prior to the actual receipt of such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Investment Grade Debt Securities. The Fund may invest in investment grade debt securities of varying maturities issued by the U.S. government, corporations and other business entities. The Fund considers bonds to be investment grade if such bonds are rated AAA, AA, A or BBB by Standard & Poor's Ratings, a division of the McGraw-Hill Companies, Inc. (“S&P”) or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (“Moody’s”), or if unrated, are determined by the Advisor to be of comparable credit quality.

Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of high total return that is significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Advisor which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of an investing Fund, thereby increasing its brokerage and other transaction expenses. The Advisor intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Foreign Investments. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may invest in foreign securities by purchasing American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect foreign investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represent ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Advisor does not currently anticipate investments in mortgage- or asset-backed securities, but may invest in such securities if deemed appropriate.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Strategic Transactions

The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisor, as applicable, seeks to use such transactions to further the Fund’s investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by a fund, and portfolio securities "covering" the amount of such fund’s obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.  Therefore any such options in which the Fund invests are subject to the Fund’s limitation on illiquid securities described herein.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Purchasing Call or Put Options. The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, the Fund could purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value per share (“NAV”).

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

Futures Contracts. The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust would be exempt from registration as a "commodity pool."

An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisor's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts. The Fund may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Advisor, as applicable, will not purchase options on futures contracts on any exchange unless in the Advisor's opinion, as applicable, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits.  Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

Swap Agreements. A swap is a derivative financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. The Fund may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Fund’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

The swaps market is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of the Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Use of Segregated and other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its NAV. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Advisor, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Other Investment Companies. The Fund may invest in securities of other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted by the 1940 Act.  Under the 1940 Act, the Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company and the Fund complies with certain additional restrictions.  This restriction may not apply to the Fund’s investments in money market mutual funds and affiliated funds (i.e., other series of the Trust), if the Fund’s investments fall within the exceptions set forth under SEC rules.  As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The NAV and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

The Fund expects that these investments will primarily be in exchange-traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund’s portfolio. The Advisor generally expects that it may invest in other investment companies either during periods when they have large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities available in the market.

Illiquid and Restricted Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Advisor to look to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will usually be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments

When a temporary defensive posture is believed by the Advisor to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit, bankers' acceptances and bank time deposits issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Additional Risk Considerations

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Portfolio Turnover Risk. Portfolio turnover is not a limiting factor with respect to investment decisions of the Advisor. The rate of the Fund’s portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable for federal income tax purposes at ordinary income tax rates.

Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund’s shares.

 INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund may not:

1.	Issue senior securities or borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.
Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

4.
Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.
Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Fund may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	31	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	31	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	31	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	31	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)-.	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives a quarterly retainer of $8,500 from the Trust (except that the Chairperson and the Audit Committee chairman each receives $10,000) and $2,500 from the Trust for each special in-person meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (20 funds) Paid to Trustees1
Independent Trustees
Charles H. Miller, Trustee	$3,323	None	None	$34,000
Ashley Toomey Rabun, Trustee and Chairperson	$3,323	None	None	$40,000
William H. Young, Trustee and Audit Committee Chair	$3,323	None	None	$40,000

1	Estimated annual compensation.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets as needed.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of the date of this SAI, no Trustees, including the Independent Trustees, beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$10,001 - $50,000
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Each Trustee may qualify for sales charge discounts.  More information about these and other discounts is available in the section titled “Sales Charge Schedule” on page XX of the Prospectus.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control of the Fund.

As of the date of this SAI, the Fund is under the control of ___________, who had voting authority with respect to 100% of the outstanding shares in the Fund on such date.  However, once the Fund commences investment operations and its shares are sold to the public, ___________’s control will be diluted.  The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, Grand Distribution Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

INVESTMENT ADVISORY AGREEMENT

Advisory Agreement

The Advisor, Zacks Investment Management, Inc., acts as the Fund’s investment advisor pursuant to an advisory agreement (the "Advisory Agreement") for the Fund.  ZIM is a wholly owned subsidiary of Zacks Investment Research, Inc. with principal offices at 100 N. Riverside Plaza, Ste. 2200, Chicago, Illinois 60606.  Zacks Investment Research, Inc. is a provider of earnings data and other financial data to institutions and to individuals.

Under the terms of the Advisory Agreement, ZIM manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees.  For services rendered by ZIM under the Advisory Agreement, the Fund pays ZIM a fee, payable monthly, in an annual amount equal to ___% of the Fund's average daily net assets.

ZIM has contractually agreed to waive its fees and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to ____% of the average daily net assets.  This agreement will remain in effect until _________, 2012.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses and the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

The Advisory Agreement dated ____________________will remain in effect for an initial two-year period ending ______________ for the Fund.  The Advisory Agreement will continue from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of ZIM in the performance of its duties and obligations, ZIM is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by ZIM on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Management

Benjamin L. Zacks and Mitch E. Zacks serve as the portfolio co-managers for the Fund.

Other Accounts Managed by the Portfolio Managers. The portfolio managers manage other accounts. Information on these other accounts is as follows.

As of                                         :

Benjamin Zacks
With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered investment companies		$ million	-	$
Other pooled investment vehicles		$ million		$ million
Other advisory accounts		$ million	-	$

Mitch Zacks
With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered investment companies		$ million	-	$
Other pooled investment vehicles		$ million		$ million
Other advisory accounts		$million	-	$

Portfolio Manager Compensation

Benjamin Zacks and Mitch Zacks are compensated by ZIM.  Each receives a fixed base salary plus an annual bonus based on the Advisor’s overall profitability, not the profitability of a single fund or strategy.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. ZIM has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

The Advisor manages another mutual fund and separate accounts on a long-short basis.  The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of the Fund by Portfolio Managers

Neither Benjamin Zacks nor Mitch Zacks owns any shares of the Fund.

Co-Administration Agreement and other Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, each Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

__________________ LLP is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Independent Trustees.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233, pursuant to which the Distributor acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor, UMBFS and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees payable to the Advisor or for the Distributor to work with the Trust’s other service providers to compensate other financial services firms as an expense of the Fund that are used to pay for distribution and shareholder services.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Plan also provides for post-sales servicing to shareholders. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The Rule 12b-1 Plan is a compensation plan, which means that the Advisor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund for distribution services or shareholder services with respect to any share class without the vote of a majority of the outstanding voting securities of that class. The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such class. The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities.

If the Rule 12b-1 Plan is terminated for the Fund in accordance with its terms, the obligation of the Fund to make payments pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Advisor or arranged for by the Distributor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

Additional Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on sales lists, including an electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisor is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Advisor seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Advisor generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Advisor may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund.  Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Advisor to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

The Advisor may place portfolio transactions for the Fund with brokerage firms participating in the distribution of the Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to those available from other qualified firms. The Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Advisor may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Advisor may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisor are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The Advisor manages another mutual fund and separate accounts, some of which use short sales of securities as a part of its investment strategy.  The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long position (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate investment in Fund shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund’s Prospectus captioned "Shareholder Services and Policies."

Investment Account

Each shareholder has an investment account under which the shareholder's shares of the Fund are held by UMBFS. UMBFS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this SAI, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from UMBFS showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to UMBFS.

Share Certificates

The Fund does not issue share certificates.

Retirement Plans

Eligible investors may establish individual retirement accounts ("IRAs"); Simplified Employee Pension plans; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House ("ACH") Deposits

Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application.  Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing UMBFS or by calling (888) 453-4003.

Systematic Withdrawal Plan

A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined NAV at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. The plan holder may arrange for periodic checks or for payment to be deposited directly into their bank account in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services—Retirement Plans."

Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined NAV.  If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days’ notice to its shareholders.

REDEMPTION OF SHARES

Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed to the same extent that a cash distribution would result in gain or loss, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Involuntary Redemptions of Shares

The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus.  Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes.  The Fund intends elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements under the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders.  The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Under certain circumstances, the Fund could cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income and certain holding period and other requirements are satisfied.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund.

Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income and for the dividends received deduction.  However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, the Fund may have to dispose of portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to leverage itself by borrowing cash, to satisfy these distribution requirements.  Dispositions of portfolio securities may resulting additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  With respect to the Fund, so long as it (i) qualifies for treatment as a regulated investment company; (ii) is liable for foreign income taxes; and (iii) more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either deduct his/her proportionate share of foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  Currently, PFICs are the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  In addition to bearing their proportionate share of the Fund's expenses, shareholders will also indirectly bear similar expenses of PFICs in which the Fund has invested.  Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  If the Fund invests in PFICs and elects to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which include most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS has notified the Fund that such withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally does not apply to distributions of net capital gains.  For Fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends.   Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.   The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

FUND PERFORMANCE

From time to time the Fund may advertise its total returns for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at NAV; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance.  No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

The Fund’s Annual and Semi-annual Reports will contain additional performance information. A copy of the Fund’s Annual Report or Semiannual Report may be obtained without charge from our website at www.ZacksWMG.com/fund or by calling or writing the Fund at the telephone number and address printed on the cover of this SAI.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent accountants, __________________ (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted to the Fund’s public website.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) the Advisor, the Trust's Co-Administrators and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable and (iv) Broadridge pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily, subject to a one-day lag.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for a summary of the Advisor’s Proxy Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-453-4003 and on the SEC’s web site at www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Standard Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

RATINGS

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B
Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the  capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C
The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating "CI" is reserved for income bonds on which no interest is being paid.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated "B" are regarded as having only speculative capacity for timely payment.

C	This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.
S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (—)
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG  1/VMIG 1            This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG  2/VMIG 2             This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG  3/VMIG 3             This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG  4/VMIG 4             This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B
SUMMARY OF ADVISOR’S PROXY VOTING POLICY

Zacks Investment Management, Inc.

SUMMARY OF PROXY VOTING POLICY

Zacks Investment Management, Inc. (“Zacks”) often has voting power with respect to securities in client accounts. Zacks has adopted a proxy voting policy and procedures (the “Proxy Policy”) with respect to the voting of proxies for client accounts for which Zacks has proxy voting authority. Advisor utilizes Broadridge for the execution and recordkeeping of Zacks’s proxy voting.

Under the Proxy Policy, Zacks monitors corporate events and votes the proxies in a manner that it deems consistent with the best interests of its clients. The Proxy Policy provides for the process by which proxy voting decisions are made, the identification and handling of material conflicts of interest, disclosing the Proxy Policy to clients, maintaining appropriate books and records relating to proxies, and proxy voting guidelines for common proxy proposals.

As a general rule, Zacks will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with the proxy voting guidelines set forth in the Proxy Policy, unless a client specifically instructs Zacks in writing to vote such client’s securities otherwise.

Zacks to vote against all matters that might negatively impact rights or benefits for members of organized labor (i.e. Taft Hartley). In ZLS, ZSII, and ZLP, Zacks splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a fund, Zacks anticipates voting 20% of proxies according to Taft-Hartley instructions, and the remaining 80% of proxies according to the Adviser’s guidelines in the Proxy Policy. For separately managed accounts with FOLIOfn, the client will reserve and retain the right to vote by proxy securities held in the Account unless Zacks and the client agree in writing that Zacks will have authority to vote proxies for securities held in the Account.

Notwithstanding anything in the Proxy Policy, Zacks places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, Zacks may make exceptions to the proxy voting guidelines or, as Zacks deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

PART C: OTHER INFORMATION

Zacks Funds

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (2)
(2)  Certificate of Trust (2)
(3)  Amendment to Certificate of Trust (2)
(4)  Amendment to Certificate of Trust (3)
(5)  Amendment to Certificate of Trust (10)
(6)  Amendment to Agreement and Declaration of Trust (5)
(7)  Amendment to Agreement and Declaration of Trust (3)
(8)  Amendment to Agreement and Declaration of Trust (9)
(9)  Certificate of Designation (7)
(10) Certificate of Designation - Filed herewith)
(b)  Amended By-Laws of Registrant (9)
(c)  Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (10)
(e)  Distribution Agreement (4)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (4)
(h)  Other Material Contracts
(1)  Transfer Agency Agreement (9)
(2)  Fund Accounting Agreement (9)
(3)  Co-Administration Agreement (9)
(4)  Operating Expense Agreement (8)
(i)  Opinion and Consent of Legal Counsel  - to be filed
(j)  Consent of Independent Registered Public Accounting Firm - to be filed
(k)  Not applicable
(l)  Initial Subscription Agreement
(1)  Zack Multi-Cap Opportunities Fund (1)
(2)  Zack Market Neutral Fund (8)
(m) Rule 12b-1 Plan
(1)  Amended 12b-1 Plan (9)
(2)  Amended and Restated Shareholder Services Agreement (9)
(3)  Shareholder Services Agreement (9)
(n) Rule 18f-3 Plan (8)
(o)  Powers of Attorney (4)
(p)  Code of Ethics
(1) Code of Ethics of the Trust (4)
(2) Codes of Ethics of the Advisor (11)
(3) Code of Ethics of Distributor (6)

(1) Previously filed in Registrant's Post-Effective Amendment No. 9 as filed with the Commission on November 21, 2005.
(2) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 39 filed with the Commission on April 17, 2008.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 45 filed with the Commission on July 24, 2008.
(9) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 31, 2009.
(11) Previously filed in Registrant’s Post-Effective Amendment No. 87 filed with the Commission on April 1, 2010.

ITEM 29.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.              INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to the Distribution Agreement between the Trust and Grand Distribution Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.              BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.              PRINCIPAL UNDERWRITER

(a)	Grand Distribution Services, LLC currently serves as distributor of the shares of the Stewart Capital Mutual Funds.

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Robert J. Tuszynski 803 W. Michigan Street Milwaukee, WI 53233	President	Vice President

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary	None

Karen Fay Luedtke 803 W. Michigan Street Milwaukee, WI 53233	Chief Compliance Officer	None

(c)	Not applicable.

ITEM 33.              LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri, 64141
Registrant’s Investment Adviser	Zacks Investment Management, Inc. 100 N. Riverside Plaza, Suite 2200 Chicago, Illinois 60606
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 17th day of March, 2011.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 17th day of March, 2011, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl	Trustee and Vice President

/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Certificate of Designation	EX99.28.a(10)